Nature of Business	12 Months Ended
Dec. 31, 2022
Organization, Consolidation and Presentation of Financial Statements [Abstract]
Nature of Business

1. Nature of Business

LadRx Corporation (“LadRx” or the Company) is a biopharmaceutical research and development company specializing in oncology. The Company’s focus is on the discovery, research and clinical development of novel anti-cancer drug candidates that employ novel technologies that target chemotherapeutic drugs to solid tumors and reduce off-target toxicities. However, the Company’s research and development activities have been curtailed as they seek additional financing. During 2017, the Company’s discovery laboratory in Freiburg, Germany synthesized and tested over 75 rationally designed drug candidates with highly potent anti-cancer payloads, culminating in the creation of two distinct classes of compounds. Four lead candidates (LADR-7 through LADR-10) were selected based on in vitro and animal studies in several different cancer models, and based on stability and manufacturing feasibility. In addition, a novel companion diagnostic, ACDx™, was developed to identify patients with cancer who are most likely to benefit from treatment with these drug candidates.

On June 1, 2018, the Company launched Centurion BioPharma Corporation (“Centurion”), a private subsidiary, and transferred all of its assets, liabilities and personnel associated with the laboratory operations in Freiburg, Germany. In connection with said transfer, the Company and Centurion entered into a Management Services Agreement whereby the Company agreed to render advisory, consulting, financial and administrative services to Centurion, for which Centurion shall reimburse the Company for the cost of such services plus a 5% service charge. On December 21, 2018, LadRx announced that Centurion had concluded the pre-clinical phase of development for its four LADR™ drug candidates, and for its albumin companion diagnostic (ACDx™). As a result of completing this work, operations taking place at the pre-clinical laboratory in Freiburg, Germany were no longer needed and, accordingly, the lab was closed at the end of January 2019.

On March 9, 2022, Centurion merged with and into LadRx, with LadRx absorbing all of Centurion’s assets and continuing after the merger as the surviving entity (the “Merger”). The Merger was implemented through an agreement and plan of merger pursuant to Section 253 of the General Corporation Law of the State of Delaware and did not require approval from either our or Centurion’s stockholders. The Certificate of Ownership merging Centurion into LadRx was filed with the Secretary of State of Delaware on March 9, 2022.

Effective September 26, 2022, the Company changed its name from CytRx Corporation to LadRx Corporation pursuant to a Certificate of Amendment to our Certificate of Incorporation filed with the Secretary of State of Delaware. In accordance with the General Corporation Law of the State of Delaware (the “DGCL”), its board of directors approved the name change and the Certificate of Amendment. Pursuant to Section 242(b)(1) of the DGCL, stockholder approval was not required for the name change or the Certificate of Amendment.

We are a Delaware corporation, incorporated in 1985. Our corporate offices are located at 11726 San Vicente Boulevard, Suite 650, Los Angeles, California 90049, and our telephone number is (310) 826-5648. Our web site is located at http://www.ladrxcorp.com. We do not incorporate by reference into this prospectus the information on, or accessible through, our website, and you should not consider it as part of this prospectus.

LADR Drug Discovery Platform and Centurion

The LADR Technology Offers the Opportunity for multiple pipeline drugs. The Company’s LADR™ (Linker Activated Drug Release) technology platform consists of an organic backbone that is attached to a chemotoxic agent. The purpose of the LADR™ backbone is to first target and deliver the chemotoxic agent to the tumor environment, and then to release the chemotoxic agent within the tumor. By delivering, concentrating, and releasing the chemotoxic agent within the tumor, one expects to reduce the off-target side-effects of the chemotherapeutic, which in turn allows for several-fold higher dosing of the chemotherapeutic to the patient. Being small organic molecules, the Company expects LADR-based drugs to offer the benefits of targeting the tumor without the complexity, side effects, and expense inherent in macromolecules such as antibodies and nanoparticles.

The Company’s LADR-based drugs use circulating albumin as the binding target and as the trojan horse to deliver the LADR™ drugs to the tumor. Albumin is the most abundant protein in plasma and accumulates inside tumors due to the aberrant vascular structure that exists within solid tumors. Tumors use albumin as a nutritional source and for transport of signaling and other molecules that are important to the maintenance and growth of the tumor, which makes albumin an excellent target for drugs that are intended for solid tumors.

The Company’s LADR™ development efforts are focused on two classes of ultra-high potency albumin-binding drugs. These LADR-based drugs, LADR7, 8, 9, and 10, combine the proprietary LADR™ backbone with novel derivatives of the auristatin and maytansinoid drug classes. Auristatin and maytansinoid are highly potent chemotoxins, and require targeting to the tumor for safe administration to humans, as is the case for the FDA-approved drugs Adcetris (auristatin antibody-drug-conjugate by Seagen) and Kadcyla (maytansine antibody-drug-conjugate by Genentech). We believe that LADR-based drugs offer the benefits of tumor targeting without the disadvantages of antibodies and other macromolecules, which include expense, complexity, and negative side effects. Additionally, albumin is a very well-characterized drug target, which we believe will reduce clinical and regulatory costs and risks.

The Company’s postulated mechanism of action for LADR-based drugs is as follows:

●	after administration, the linker portion of the drug conjugate forms a rapid and specific covalent bond to the cysteine-34 position of circulating albumin;
●	circulating albumin preferentially accumulates in tumors due to a mechanism called “Enhanced Permeability and Retention”, which results in lower exposure to the drug in noncancerous tissues of the heart, liver, and other organs;
●	once localized at the tumor, the acid-sensitive linker of the LADR™ backbone is cleaved due to the specific conditions within the tumor and in the tumor microenvironment; and
●	free active drug is then released within the tumor, causing tumor cell death.

The first-generation LADR-based drug is called aldoxorubicin. Aldoxorubicin is the drug doxorubicin attached to the first generation LADR™ backbone (LADRs 7-10 employ a next generation LADR™ backbone). Aldoxorubicin has been administered to over 600 human subjects in human clinical trials and has proven the concept of LADR™ in that several-fold more doxorubicin can be safely administered to patients when the doxorubicin is attached to LADR™ than when administered as native doxorubicin. Aldoxorubicin has been licensed to ImmunityBio, and is currently in a Phase II registrational intent trial for pancreatic cancer. Aldoxorubicin is expected to enter a Phase I/II trial for glioblastoma in 2022 or 2023.

The next generation LADR™ drugs are termed LADR7, 8, 9, and 10. A great deal of Investigational New Drug (“IND”) enabling work has already been accomplished on LADR7-10, including in-silico modeling, in-vitro efficacy testing in several different cancer models, in-vivo dosing, safety, and efficacy testing in several different cancer models in animals. We have also developed and proven manufacturability, an important step prior to beginning human clinical trials.

The IND-enabling work that remains prior to applying to the FDA for first-in-human studies for LADR7-10 is limited due to the extensive experimentation already completed. For example, in the case of LADR7, a manufacturing run under Good Manufacturing Practices (GMP) must be completed and some toxicology studies completed using the GMP material must be completed in animals. Toxicology studies with LADR7 have already been completed with non-GMP manufactured drug. Management estimates that these final IND-enabling activities for LADR7 would take approximately 12 months to complete, once funded and initiated, and that first-in-human dosing would be achieved within approximately 6-9 months after completion of the IND-enabling studies. Management further estimates that the cost to manufacture GMP material for one LADR™ drug, for example LADR7, complete all pre-IND studies, and to obtain an IND could be approximately $2M in direct costs, based on current estimates, representing a capital-efficient path to clinical entry.

Because the LADR™ backbone in future products would be the same as the LADR™ backbone in current product candidates, (i.e. the chemotoxin can be changed without changing the LADR™ backbone), management anticipates that future product candidates beyond LADR7-10 may enjoy abbreviated pre-clinical pathways to first-in-human. Such abbreviated pathways would be subject to FDA review and agreement.

The Company’s novel companion diagnostic, ACDx™ (albumin companion diagnostic) was developed to identify patients with cancer who are most likely to benefit from treatment with the four LADR™ lead assets. We have not yet determined whether the use of a companion diagnostic will be necessary or helpful, and plan to continue to investigate this question in parallel to the pre-clinical and clinical development of LADRs 7-10.

The LADR™ backbone and drugs that employ LADR™ are protected by domestic and international patents, and additional patents are pending.

Business Strategy for LADR™ Platform

Throughout 2022, with the assistance of oncology drug development experts, the Company has inventoried the IND-enabling data for LADRs 7-10, developed a strategy to complete the IND-enabling studies necessary for at least one LADR™ drug, and worked with vendors on establishing approximate time lines and costs to reach first-in-human dosing, inclusive of manufacturing, and completion of pre-IND studies and FDA filings, With this important groundwork completed, we believe that management is well situated to rapidly advance our next-generation LADR™ assets as soon as funding or partnering is achieved, and is working diligently to obtain funding and/or partnering of the LADR™ assets. Management will continue to explore in parallel both partnered and non-partnered funding and development strategies for LADR™ with a goal of obtaining the least costly capital possible to enable value inflection milestones.

Partnering of Aldoxorubicin

On July 27, 2017, the Company entered into an exclusive worldwide license with ImmunityBio, Inc. (formerly known as NantCell, Inc. (“ImmunityBio”)), granting to ImmunityBio the exclusive rights to develop, manufacture and commercialize aldoxorubicin in all indications, and the Company is no longer directly working on the development of aldoxorubicin. As part of the license agreement, ImmunityBio made a strategic investment of $13 million in LadRx common stock at $6.60 per share (adjusted to reflect our 2017 reverse stock split), a premium of 92% to the market price on that date. In connection therewith, the Company also issued ImmunityBio a warrant to purchase up to 500,000 shares of common stock at $6.60, which expired on January 26, 2019. The Company is entitled to receive up to an aggregate of $343 million in potential milestone payments, contingent upon achievement of certain regulatory approvals and commercial milestones. The Company is also entitled to receive ascending double-digit royalties for net sales for soft tissue sarcomas and mid to high single digit royalties for other indications. There can be no assurance that ImmunityBio will achieve such milestones, approvals or sales with respect to aldoxorubicin.

ImmunityBio is conducting an open-label, randomized, Phase 2 study of a combination of immunotherapy, aldoxorubicin and standard-of-care chemotherapy versus standard-of-care chemotherapy alone for the treatment of locally advanced or metastatic pancreatic cancer in patients who have had 1 or 2 lines of treatment (Cohorts A and B) or 3 or greater lines of treatment (Cohort C).

In January 2023, ImmunityBio announced positive results in its non-randomized fully-enrolled metastatic pancreatic cancer study in third-line or greater subjects (QUILT 88) showing that the overall survival rate for patients continues to be double compared to historical survival rates after two or more prior lines of therapy. The results were presented at the American Society of Clinical Oncology Gastrointestinal (ASCO GI) conference in San Francisco January 19-21, 2023. The median OS in this highly advanced group of patients, up to seven lines (N=83) of treatment, was 5.8 months (95% CI: 4.9, 6.4 months), exceeding the approximately 2- to 3-month historical median OS. In the third-line setting (N=41), the median OS in this group was 6.3 months (95% CI: 5.0, 7.2 months), more than doubling the historical OS. The baseline median CA 19-9 level (a marker of metastatic pancreatic disease) of the enrolled subjects (N=83) was very high at 4120 IU/ml, a significant increase from normal levels of 40 IU/ml. In subjects with CA 19-9 levels less than 4120 IU/ml (N=40), the median OS was 6.9 months (95% CI: 5.7,10.9).

In December 2022, Immunity Bio held a Type B meeting with the FDA to discuss the path for approval of this combination therapy for pancreatic cancer. The FDA advised ImmunityBio to conduct a randomized trial. This Phase 2, randomized, three-cohort, open-label study plans to evaluate the comparative efficacy and overall safety of standard-of-care chemotherapy versus low-dose chemotherapy in combination with PD-L1 t-haNK, Anktiva (N-803), and aldoxorubicin in subjects with locally advanced or metastatic pancreatic cancer (NCT04390399). Each treatment setting, as well as each first- and second-line or later maintenance treatment, will be evaluated independently as Cohorts A, B, and C, respectively, with Cohorts A and B having independent experimental and control arms. The primary objective of Cohorts A and B is progression-free survival (PFS) per RECIST V1.1, and the objective of Cohort C is overall survival (OS). Secondary objectives include initial safety and additional efficacy measures, including overall response rate (ORR), complete response (CR) rate, durability of response (DoR), disease control rate (DCR), and overall survival (OS)

Aldoxorubicin has received Orphan Drug Designation (ODD) by the U.S. Food and Drug Administration (“FDA”) for the treatment of soft tissue sarcoma (“STS”). ODD provides several benefits including seven years of market exclusivity after approval, certain R&D related tax credits, and protocol assistance by the FDA. European regulators granted aldoxorubicin Orphan designation for STS which confers ten years of market exclusivity among other benefits.

ImmunityBio also lists ongoing clinical studies in glioblastoma; it is currently reviewing its options in STS.

Molecular Chaperone Assets (Orphayzme)

In 2011, LadRx sold the rights to arimoclomol and iroxanadine, based on molecular chaperone regulation technology, to Orphazyme A/S (“Orphazyme”, formerly Orphazyme ApS) in exchange for a one-time, upfront payment and the right to receive up to a total of $120 million in milestone payments upon the achievement of certain pre-specified regulatory and business milestones, as well as royalty payments based on a specified percentage of any net sales of products derived from arimoclomol (the “2011 Arimoclomol Agreement”). Orphazyme transferred its rights and obligations under the 2011 Arimoclomol Agreement to KemPharm Denmark A/S (“KemPharm”), a wholly owned subsidiary of KemPharm Inc., in May 2022.

In May 2021, Orphazyme announced that the pivotal phase 3 clinical trial for arimoclomol in Amyotrophic Lateral Sclerosis did not meet its primary and secondary endpoints, reducing the maximum amount that LadRx currently has the right to receive under the 2011 Arimoclomol Agreement to approximately $100 million. Orphazyme also tested arimoclomol in Niemann-Pick disease Type C (“NPC”) and Gaucher disease, and following a Phase II/III trial submitted to the FDA a New Drug Application for the treatment of NPC with arimoclomol. On June 18, 2021, Orphazyme announced it had received a complete response letter (the “Complete Response Letter”) from the FDA indicating the need for additional data. In late October 2021, Orphazyme announced it held a Type A meeting with the FDA, at which the FDA recommended that Orphazyme submit additional data, information and analyses to address certain topics in the Complete Response Letter and engage in further interactions with the FDA to identify a pathway to resubmission. The FDA concurred with Orphazyme’s proposal to remove the cognition domain from the NPC Clinical Severity Scale (“NPCCSS”) endpoint, with the result that the primary endpoint is permitted to be recalculated using the 4- domain NPCCSS, subject to the submission of additional requested information which Orphazyme had publicly indicated that it intended to provide. To bolster the confirmatory evidence already submitted, the FDA affirmed that it would require additional in vivo or pharmacodynamic (PD)/pharmacokinetic (PK) data. Orphazyme planned to request a Type C Meeting with the FDA in the second quarter of 2022. Subject to discussions with the regulatory body, Orphazyme had publicly indicated that it planned to resubmit the NDA for arimoclomol in the second half of 2022.

Orphazyme had also submitted a Marketing Authorization Application (“MAA”) with the European Medicines Agency (the “EMA”). In February 2022, Orphazyme announced that although they had received positive feedback from the Committee for Medicinal Products for Human Use (“CHMP”) of the EMA, they were notified by the CHMP of a negative trend vote on the MAA for arimoclomol for NPC following an oral explanation. In March 2022 Orphazyme removed its application with the EMA. Orphazyme has publicly indicated that it will assess its strategic options and provide an update to the market at the applicable time.

On May 31, 2022, Orphazyme announced that it had completed the sale of substantially all of its assets and business activities for cash consideration of $12.8 million and assumption of liabilities estimated to equal approximately $5.2 million to KemPharm, a specialty biopharmaceutical company focused on the discovery and development of novel treatments for rare central nervous system (“CNS”) diseases. As part of the KemPharm Transaction, all of Orphazyme’s obligations to LadRx under the 2011 Arimoclomol Agreement, including with regard to milestone payments and royalties on sales, were assumed by KemPharm. KemPharm is expected to continue the early access programs with arimoclomol, and to continue to pursue the potential approval of arimoclomol as a treatment option for NPC. KemPharm indicated it plans on resubmitting the NDA for arimoclomol in the first quarter of 2023. In February, 2023, KemPharm published positive data based on the recent completion of their four-year open-label safety trial that indicated arimoclomol may reduce the long-term progression of NPC. They plan on including these data as part of the updated NDA resubmission. It is also identifying a regulatory path forward with the EMA. KemPharm has recently re-branded to Zevra Therapeutics, Inc.

Going Concern

The Company’s consolidated financial statements have been presented on the basis that it will continue as a going concern, which contemplates the realization of assets and satisfaction of liabilities in the normal course of business. During the year ended December 31, 2022, the Company incurred a net loss of $4.2 million, utilized cash in operations of $4.8 million, and the Company had an accumulated deficit of $488.8 million as of December 31, 2022. In addition, the Company has no recurring revenue. As a result, management has concluded that there is substantial doubt about the Company’s ability to continue as a going concern. The Company’s consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.

In order to fund our business and operations, we have relied primarily upon sales of our equity securities, including proceeds from the exercise of stock options and common stock purchase warrants and long-term loan financing. We also have received limited funding from our strategic partners and licensees. We will ultimately be required to obtain additional funding in order to execute our long-term business plans, although we do not currently have commitments from any third parties to provide us with long term debt or capital. We cannot assure that additional funding will be available on favorable terms, or at all. If we fail to obtain additional funding when needed, we may not be able to execute our business plans and our business may suffer, which would have a material adverse effect on our financial position, results of operations and cash flows. We have approximately $1.2 million of contractual obligations in 2023 and expect to pay these out of the Company’s balance sheet cash. We have a total of approximately $1.9 million of material contractual obligations beyond 2023.

If ImmunityBio obtains marketing approval and successfully commercializes aldoxorubicin, we anticipate it will take two years, and possibly longer, for us to generate significant recurring revenue, and we will be dependent on future financing until such time, if ever, as we can generate significant recurring revenue. There are also no certainties that KemPharm will be successful in obtaining FDA and EMA approval for arimoclomol or choose to commercialize arimoclomol. We have no commitments from third parties to provide us with any additional financing, and we may not be able to obtain future financing on favorable terms, or at all. Failure to obtain adequate financing would adversely affect our ability to operate as a going concern. If we raise additional funds by issuing equity securities, dilution to stockholders may result and new investors could have rights superior to some or all of our existing equity holders. In addition, debt financing, if available, may include restrictive covenants. If adequate funds are not available to us, we may have to liquidate some or all of our assets or to delay or reduce the scope of or eliminate some portion or all of our development programs or clinical trials.

Current Business Strategy

Currently, the Company is working on identifying partnership or financing opportunities for LADR™ ultra-high potency drug conjugates and their albumin companion diagnostic. We have concluded all research and development on LADR and its companion diagnostic and continue to focus on identifying these partnership or financing opportunities.